UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2021

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	CREE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement
The information set forth under Item 2.01 “Completion of Acquisition or Disposition of Assets” regarding the Notes (as defined below) is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
On March 1, 2021, pursuant to the previously announced Asset Purchase Agreement (the “Purchase Agreement”), dated October 18, 2020, as amended, between Cree, Inc. (“Cree” or the “Company”), SMART Global Holdings, Inc., a Cayman Islands exempted company (“SGH”), and CreeLED, Inc. (formerly known as Chili Acquisition, Inc.), a Delaware corporation and wholly owned subsidiary of SGH (collectively with SGH, “SMART”), (i) Cree completed the sale to SMART of (a) certain equipment, inventory, intellectual property rights, contracts, and real estate comprising Cree’s LED Products segment, (b) all of the issued and outstanding equity interests of Cree Huizhou Solid State Lighting Company Limited, a limited liability company organized under the laws of the People’s Republic of China and an indirect wholly owned subsidiary of Cree, and (c) Cree’s ownership interest in Cree Venture LED Company Limited, Cree’s joint venture with San’an Optoelectronics Co., Ltd. (collectively, the “LED Business”), and (ii) SMART assumed certain liabilities related to the LED Business (collectively, (i) and (ii), the “LED Business Divestiture”). In connection with the LED Business Divestiture, Cree will retain certain assets used in and pre-closing liabilities associated with the LED Products segment.
The purchase price for the LED Business consists of (i) a payment of $50 million in cash, subject to customary adjustments, (ii) an unsecured promissory note issued to Cree by SGH in the amount of $125 million (the “Purchase Price Note”), (iii) the potential to receive an earn-out payment of up to $125 million based on the revenue and gross profit performance of the LED Business in the first four full fiscal quarters following the closing (the “Earnout Period”) with a minimum payment of $2,500,000, also payable in the form of a unsecured promissory note of SGH (the “Earnout Note” and collectively with the Purchase Price Note, the “Notes”), and (iv) the assumption of certain liabilities. The Notes will accrue interest at a rate of three-month LIBOR plus 3.0% with interest paid every three months, and one bullet payment of principal and all accrued and unpaid interest will be payable on each note’s maturity date. The Purchase Price Note will mature on August 15, 2023, and the Earnout Note will mature on the third anniversary of the completion of the Earnout Period. The foregoing description of the Notes is qualified in its entirety by reference to the text of the Form of Promissory Note, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The foregoing description of the Purchase Agreement and the LED Business Divestiture is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
In Cree’s Quarterly Report on Form 10-Q for the quarter ended December 27, 2020, Cree presented the LED Business as discontinued operations and held for sale in Cree’s unaudited interim consolidated financial statements for all periods presented as a result of meeting the criteria for discontinued operations and held for sale during the quarter ended December 27, 2020. On February 11, 2021, Cree filed a Current Report on Form 8-K to recast the relevant financial information in Cree’s Annual Report on Form 10-K for the fiscal year ended June 28, 2020 (the “2020 Form 10-K”) to present the financial results of the LED Business as discontinued operations and held for sale in Cree’s audited consolidated financial statements for all periods presented in the 2020 Form 10-K.

Item 7.01	Regulation FD Disclosure
On March 1, 2021, the Company issued a press release announcing the completion of the LED Business Divestiture. The press release is furnished as Exhibit 99.1 and incorporated by reference into Item 7.01 of this report.
The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit
2.1*	Asset Purchase Agreement, dated October 18, 2020, between Cree, Inc., SMART Global Holdings, Inc. and CreeLED, Inc., as amended
10.1	Form of Promissory Note
99.1	Press Release dated March 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Portions of this exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Cautionary Statements Regarding Forward Looking Statements
This report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Cree’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the transaction, including future financial and operating performance. Actual results, including with respect to Cree’s ability to perform its obligations under the Purchase Agreement and related ancillary agreements with SMART and Cree’s ability to realize the full purchase price from the LED Business Divestiture, could differ materially from these forward looking statements due to a number of factors, including, but not limited to, risks associated with divestiture transactions generally, including issues, delays or complications in completing carveout activities to allow the LED Business to operate on a standalone basis after the closing, including incurring unanticipated costs to complete such activities; the ability of the LED Business to generate sufficient revenue and gross profit in the first full four quarters post-transaction close to result in payment of the targeted earnout payment or any earnout payment above the minimum earnout payment; the ability of SMART to pay the Notes; risks associated with integration or transition of the operations, systems and personnel of the LED Business, each, as applicable, within the term of the post-closing transition services agreement between SMART and Cree; unfavorable reaction to the LED Business Divestiture by customers, competitors, suppliers and employees; the risk that costs associated with the transaction will be greater than Cree expects; risks relating to the COVID-19 pandemic that might delay or otherwise impact Cree’s ability to transition operations and employees as Cree anticipates; and other factors discussed in Cree’s filings with the Securities and Exchange Commission (SEC), including the 2020 Form 10-K and subsequent reports filed with the SEC. These forward-looking statements represent Cree’s judgment as of the date hereof. Any forward-looking statements included in this report are as of the date made and Cree does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing Cree’s views as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Neill P. Reynolds
Neill P. Reynolds
Executive Vice President and Chief Financial Officer

Date: March 2, 2021